EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald Xie, President, CEO, and Acting Chief Financial Officer of Drucker, Inc. (the "Company"), certify that:

1. The Quarterly Report on Form 10QSB/A (Amendment #1) of the Company for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on 10 June 2004 (the "Report") and as refiled with this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: June 14, 2004                Officer:  Ronald Xie

                                         Name:     /s/ Ronald Xie
                                                   --------------------------
                                         Position: President, CEO, Acting CFO